--------------------------------------------------------------------------------
                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-08
                              POOL PROFILE (2/5/99)

--------------------------------------------------------------------------------

                                      --------------------  --------------------
                                               Bid                Tolerance
                                      --------------------  --------------------
AGGREGATE PRINCIPAL BALANCE                  $500,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Mar-99
INTEREST RATE RANGE                         5.50% - 9.00%
GROSS WAC                                           7.17%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       357          (+/- 2 month)

WALTV                                                 72%          (maximum 80%)

CALIFORNIA %                                          47%          (maximum 55%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  1%          (maximum  3%)

AVERAGE LOAN BALANCE                             $348,000     (maximum $370,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,000,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                  16%         (maximum  21%)

PRIMARY RESIDENCE %                                   96%          (minimum 91%)

SINGLE-FAMILY DETACHED %                              88%          (minimum 83%)

FULL DOCUMENTATION %                                  94%          (minimum 89%)

UNINSURED > 80% LTV %                                  2%           (maximum 5%)

TEMPORARY BUYDOWNS                                     0%          (maximum  5%)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-08
                               PRICING INFORMATION

--------------------------------------------------------------------------------


RATING AGENCIES                                  TBD by Norwest

PASS THRU RATE                                            6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                      0.04%

PRICING DATE                                          05-Feb-99

FINAL STRUCTURE DUE DATE                              11-Mar-99         9:00 AM

SETTLEMENT DATE                                       30-Mar-99

ASSUMED SUB LEVELS                                          AAA          3.900%
                                                             AA          2.500%
                                                              A          1.150%
                                                            BBB          0.700%
                                                             BB          0.400%
                                                              B          0.200%





NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-08. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                             Lori Fountain (301)846-8185
                                            Brad Davis (301)846-8009